Thornburg Value Fund
                               September 30, 1997

RISK AVERSE  INVESTING WITH  EXCELLENT  RETURNS
It's what you expect from Thornburg.
 This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.

letter to shareholders
William V. Fries, CFA
Portfolio Manager
October 24, 1997

Dear Fellow Shareholders

I am pleased to report returns for the Thornburg Value Fund for the fiscal year ended September 30, 1997. The Table below shows results for both A shares and C shares for the fiscal year and since inception.



Your portfolio had a very good year. The healthy economy, good corporate earnings, abundant liquidity and reasonable interest rate levels, propelled stock market performance. The continued high growth in computer technology and financial service areas, aided a number of your portfolio holdings. Compaq Computer, EMC, General Scanning, IBM, Raymond James Financial, Marsh & McLennan and Oppenheimer Capital significantly contributed to the fund's investment gains. Several of these issues (Compaq Computer, IBM and Marsh & McLennan) reached our target price levels and were sold either during the year or subsequent to the fiscal year end. We have added Unisys, The Learning Company, Checkpoint Systems, Lehman Brothers and Alliance Capital, as both the technology and financial services sector continue as important areas of opportunity for your portfolio.

As of September 30, your Value Fund portfolio owned companies in 16 industries. Four of these, (15% Investment Management, Technology, Telephones, and energy) accounted for 44% of the portfolio.

One element of our investment philosophy is to buy the stocks of good companies when they are out of favor. This sometimes puts our investment selections in conflict with popular opinion. Our holdings in established telephone service providers (AT&T and U. S. West Communications) are a case in point. The conventional wisdom is that earnings erosion will replace earnings growth in these mature companies, once a truly competitive environment is in place. This thinking, compounded by management succession issues at AT&T and complex divestiture and heavy technology spending at U.S. West, have limited these stocks participation in the robust market of 1997. This is beginning to change. AT&T's, stock price is already reacting favorably to the selection of a new chairman. The opportunities for employing new technologies to generate revenue in the telecommunications industry are great for both old and new companies. The valuations on the established carriers would imply their opportunities are limited. We think otherwise. They have important advantages, e.g. money, existing customers and infrastructure in place.

Cyclical stock issues have long been the bane of many investors. When the price/earnings ratios are low and appealing, earnings are at a peak. Often, so is the stock price. When our valuation screens show stocks in cyclical industries, we tend to be cautious. With this said, you may be surprised to see several cyclical stocks among our current holdings. Each holding has a unique explanation.

As an example, AMR Corp, the holding company for American Airlines, is as fine an airline as exists. Historically, the airline industry has been very cyclical. It still is. What is different about American is the company's dominance of important routes (to the United Kingdom and South America for example) and a demonstrated ability to fill seats using complex pricing strategies to take advantage of elasticity of demand. American is not only a good operator, I believe it is a superior marketing company as well. With air travel having moved from being a luxury to being an essential of many people's life style, the commercial aviation industry should be strong for the forseeable future.
The stock of AMR Corp is priced under 11 times this year's earnings.

Other cyclical holdings include DSM Chemical (Dutch chemicals), and Toll Brothers (luxury home builder). Each, like AMR Corp, is an industry leader, enjoys an element of uniqueness in operations and is value priced on modest expectations.

Recent additions to your portfolio include Alliance Capital L.P., The Learning Company, Toll Brothers and Unisys Corp. A brief summary of our reasoning in adding each to the portfolio may lead you to share our enthusiasm for these investments.

     Alliance Capital is one of the largest publicly traded asset managers with over $200 billion in assets under management. Alliance is well positioned to benefit from the inexorable trends of personal and corporate investment asset accumulation. Mutual funds account for just under 40% of assets, of which about half are equity oriented. Separate accounts total over $ 127 billion, with 49% equities or balanced accounts, 30% fixed income and 21% indexed. International assets amount to only 12% but are growing rapidly. The stock's total capitalization is roughly 1.6% of assets under management, well below industry transaction values which have been in the 2-4% range. Part of this discount reflects the controlling 57% owned by The Equitable Life Insurance Co. Because Alliance is a Limited Partnership, 3% excise tax will apply to gross revenues beginning in 1998. This will cause a one time reduction in earnings per share but we expect a resumption in growth thereafter.

     The Learning Company Formerly Softkey International, the Company is a leader in "edutainment" software for personal computers. Because of high goodwill amortization costs, the company has not generated reportable profits since a series of acquisitions in 1996 and adoption of the name of its highly esteemed acquisition, The Learning Company. A recent $150 million equity infusion in exchange for debt and the 1998 end to amortization of acquisition goodwill are major positives. I expect a return to profitability to occur at the same time that the increasing population of personal computers, lower product price points and new product introductions reinvigorates revenue growth.

     Toll Brothers This Philadelphia-based, luxury home builder is taking its upscale suburban project development experience national. Focusing on some of the nation's fastest growing suburban communities, the company competes at price points typically served by custom builders. By mixing a limited number of floor plans, exteriors, etc. and charging for extras, the company delivers good value for both customers and shareholders. The company builds over 2,000 homes per year and has over 7,000 sites available for development with an all in cost approximating $40,000 per lot. We think the favorable demographics and finances of its target market and substantial land inventory, position the Company to continue on a growth path that is not reflected in its current stock price.

     Unisys This descendant of one of the first mainframe computer companies (Univac) has finally made the transition to the networked computer world. Building on its base of 50,000 customers worldwide, Unisys is providing technology systems solutions and support services, integrating its legacy mainframe systems with personal computers from others as well as its own Intel chip based products. This open systems strategy is working. Profits have returned and should improve steadily. There is a scarcity of skilled, human resources to support computer systems. I believe Unisys' has the "right stuff" to recapture a position of importance in the industry.

Recent substantial currency and market declines in emerging markets of southeast Asia are just the latest example of the risks inherent in equity investing. We have no direct exposure in any emerging market countries. As with any portfolio that is marked to market daily however, we are exposed to daily sentiment changes. Over the longer term, stock selection is the ultimate risk control. As we select stocks to hold in your portfolio, this is foremost in our mind. Thank you for investing in Thornburg Value Fund.

Sincerely,



William V. Fries, CFA
Portfolio Manager

Past performance is no guarantee of future results and your shares, when redeemed, may be worth more or less than their original cost.
Maximum sales charge for the Thornburg Value Fund- Class A Shares is 4.50%.oThe holdings listed are only current as of 9-30-97. They can and do vary over time.

oThe holdings are listed according to their dollar-weighted market value.
oThe report above does not purport to be a complete description of the securities, markets or developments referred to herein. All expressions of opinion reflect the judgement of the firm at this date and are subject to change. Information has been obtained from sources considered reliable but we do not guarantee that the foregoing report is accurate or complete. Thornburg Management Company, its affiliates , officers, directors, employees and/or agents may have or may in the future execute transactions in the securities mentioned in this report, which tranasactions may not be consistent with this report's conclusions.

s t a t e m e n t  o f  a s s e t s  a n d  l i a b i l i t i e s
Thornburg Value Fund
September  30, 1997


ASSETS
Investments, at value (cost $61,420,071)                      $75,907,501
Receivable for securities sold                                    194,993
Cash                                                              149,001
Receivable for fund shares sold                                   743,506
Dividends receivable                                               79,038
Unrealized gain on forward exchange contracts (Note 6)            167,663
Prepaid expenses and other assets                                  43,073

                      TOTAL ASSETS                             77,284,775
LIABILITIES
Payable for securities purchased                                  215,588
Payable for fund shares redeemed                                    1,363
Unrealized loss on forward exchange contracts (Note 6)             58,217
Accounts payable and accrued expenses                             117,533

                      TOTAL LIABILITIES                           392,701

NET ASSETS                                                    $76,892,074

NET ASSETS CONSIST OF:
      Undistributed net investment Income                         $11,786
      Net unrealized appreciation                              14,596,876
      Accumulated net realized gain                             4,518,988
      Net capital paid in on shares of beneficial interest     57,764,424


                                                              $76,892,074

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share
($66,893,120 applicable to 3,276,163 shares of beneficial
interest outstanding - Note 4)                                     $20.42

Maximum sales charge, 4.50% of offering
price (4.68% of net asset value per share)                            .96

                 Maximum Offering Price Per Share                  $21.38

Class C Shares:
Net asset value and offering price per share*
($9,998,954 applicable to 490,248 shares of beneficial
interest outstanding - Note 4)                                     $20.40

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

s t a t e m e n t  o f  o p e r a t i o n s
Thornburg Value Fund

Year Ended September 30, 1997


INVESTMENT INCOME
Dividend income (net of foreign taxes withheld
     of $39,140)                                                 $1,106,639
Interest income                                                     127,347
Other income                                                         41,176

             TOTAL INCOME                                         1,275,162

EXPENSES
Investment advisory fees (Note 3)                                   376,424
Administration fees (Note 3)
     Class A Shares                                                  48,098
     Class C Shares                                                   5,677
Distribution and service fees (Note 3)
     Class A Shares                                                  96,195
     Class C Shares                                                  45,417
Transfer agent fees                                                  55,131
Registration & filing fees                                           38,564
Custodian  fees                                                      34,582
Professional fees                                                    17,363
Trustee Fees 1,176
Other expenses                                                       24,803

             TOTAL EXPENSES                                         743,430
Less:
 Expenses reimbursed by investment adviser (Note 3)                 (11,048)

             NET EXPENSES                                           732,382

             NET INVESTMENT INCOME                                  542,780


REALIZED AND UNREALIZED GAIN - NOTE 5 Net realized gain on:
    Investments                                                   4,498,206
    Foreign currency transactions                                    18,268
                                                                  4,516,474
 Net unrealized appreciation on:
    Investments                                                  12,440,309
    Foreign currency translation                                    109,446
                                                                 12,549,755
             NET REALIZED AND UNREALIZED
                  GAIN ON INVESTMENTS                            17,066,229

             NET INCREASE IN NET ASSETS RESULTING
                  FROM OPERATIONS                               $17,609,009

See notes to financial statements.

s t a t e m e n t s  o f  c h a n g e s  i n  n e t  a s s e t s

Thornburg Value Fund

                                        YEAR ENDED               YEAR ENDED
                                     SEPTEMBER 30, 1997      SEPTEMBER 30, 1996
INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:
NET INVESTMENT INCOME                        $542,780              $256,572
NET REALIZED GAIN                           4,516,474               504,465
INCREASE IN UNREALIZED APPRECIATION        12,549,755             2,047,121

           NET INCREASE IN NET ASSETS
           RESULTING FROM OPERATIONS       17,609,009             2,808,158

DIVIDENDS TO SHAREHOLDERS:
From net investment income
  Class A Shares                             (504,495)             (248,181)
  Class C Shares                              (21,502)              (13,388)

 Distributions from capital gains
  Class A Shares                             (467,203)                 --
  Class C Shares                              (34,748)                 --

FUND SHARE TRANSACTIONS - (Note 4)
  Class A Shares                            36,738,729           13,093,231
  Class C Shares                             6,867,432            1,065,032

NET INCREASE IN NET ASSETS                  60,187,222           16,704,852

NET ASSETS:

            Beginning of year               16,704,852                 --

            End of year                    $76,892,074          $16,704,852

See notes to financial statements.

n o t e s   t o  f i n a n c i a l  s t a t e m e n t s
Thornburg Value Fund

Note 1 - ORGANIZATION
Thornburg Value Fund (the "Fund"), is a series of Thornburg Investment Trust (the "Trust). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing six series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund and Thornburg New York Intermediate Municipal Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected on a value basis.

The Fund currently offers two classes of shares of beneficial interest, Class A and Class C shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, and (iii) the respective classes have different reinvestment privileges. Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to distribution fees, administration fees and certain transfer agent expenses.

Note 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:

Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost which approximates market value.

Foreign Currency Translation: Porfolio securities securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date.

Dividends: Dividends to the shareholders are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net realized capital gains, to the extent available, will be distributed annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date.

Deferred Expenses: Organizational expenses were deferred and are being amortized on a straight-line basis over a 60-month period.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Management Company, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the year ending September 30, 1997, these fees were payable at annual rates ranging from 7/8 of 1% to 27/40 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. Also, the Trust entered into an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 1997, the Adviser reimbursed certain operating expenses amounting to $11,048.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the year ended September 30, 1997, the Distributor earned commissions aggregating $99,848 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $740 from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Trust may reimburse to the Adviser amounts not to exceed .25 of 1% per annum of the average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares.

Note 3 - INVESTMENT ADVISORY FEE AND OTHER
         TRANSACTIONS WITH AFFILIATES (continued)

The Trust has also adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund's Class C shares, under which the Trust can compensate the Distributor for services in promoting the sale of Class C shares at an annual rate of up to 1% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution plans for the year ended September 30, 1997 are set forth in the statement of operations.

Certain officers and Trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated Trustees of the Fund is borne by the
Fund.

Note 4 - SHARES OF BENEFICIAL INTEREST:


At September 30, 1997, there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $57,764,424. Transactions in shares of beneficial interest were as follows:

                                     Year Ended             Year Ended
                                 September 30,1997       September 30, 1996

Class A Shares                  Shares       Amount       Shares       Amount

Shares sold                  2,414,402 $ 40,168,216    1,135,471 $ 14,003,507
Shares issued to shareholders
in reinvestment of
distributions                   57,280      925,077       17,592      236,260
Shares repurchased            (260,335)  (4,354,564)     (88,247)  (1,146,536)

Net Increase                 2,211,347 $ 36,738,729    1,064,816 $ 13,093,231

Class C Shares

Shares sold                    413,412 $  7,033,375       91,439 $  1,120,838
Shares issued to shareholders
in reinvestment of
distributions                    3,110       48,914          826       11,016
Shares repurchased             (13,595)    (214,857)      (4,944)     (66,822)

Net Increase                   402,927 $  6,867,432       87,321 $  1,065,032


Note 5 - SECURITIES TRANSACTIONS

For the year ended September 30, 1997 purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $69,258,429 and $31,959,649, respectively. The cost of investments for Federal income tax purposes is 61,308,448. The aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $15,045,978 and $446,925 respectively.


Note 6 - Financial Instruments with Off-Balance Sheet Risk:

During the year ended September 30,1997, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. These contracts are purchased in order to minimize the risk to the Fund with respect to it's foreign stock holdings from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock purchases. These instruments may involve market risks in excess of the amount recognized on the Statements of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. The contract amounts indicate the extent of the Funds' involvement in such contracts.

Forwards: A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date.

At September 30,1997, the Fund had outstanding forward exchange contracts for the sale of currencies as set out below. These contracts are reported in the financial statements at each Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.

Contracts to sell:

3,727,600    Dutch Guilders for 1,980,000 U.S. Dollars, December 19, 1997                  $96,708
3,644,250    German Mark for 2,150,000 U.S. Dollars, December 17, 1997                      70,955

Unrealized gain from forward exchage contracts                                            $167,663

3,182,180   New Zealand Dollars for 2,000,000 U.S. Dollars, December 17, 1997              (31,504)
3,857,910   Swiss Francs for 2,669,143 U.S. Dollars, December 17, 1997                     (14,418)
  750,000   Swiss Francs for 514,580 U.S. Dollars, March 18, 1998                          (12,295)



Unrealized loss from forward exchange contracts                                            (58,217)

Options: The Fund's activity during the year in writing equity call options had off-balance sheet risks of accounting loss. A written equity call option obligates the Fund to deliver the underlying security upon exercise by the holder of the option. The Fund covers options written by owning the underlying secturity. A summary of the Fund's option transactions written for year ended September 30, 1997 is as follows:

                                   Number of
                                    Options           Premiums
                                   Contracts          Received       Realized Gain
Contracts outstanding
     at September 30, 1996               0                  0                0

Options written                        120            $28,649                0

Options exercised                     (120)          ($28,649)         $28,649

Contracts outstanding
     at September 30, 1997               0                  0          $28,649





f i n a n c i a l   h i g h l i g h t s
Thornburg Value Fund

Per share operating performance
(for a share outstanding
throughout the period)

                                                        Year Ended                         Year Ended
                                                     September 30,1997                September 30,1996(a)

Class of Shares:                                     A              C                   A               C

Net asset value, beginning of year                 $14.50        $14.51               $11.94         $11.94
Income from investment operations:
     Net investment income                            .21           .07                  .28            .18
     Net realized and unrealized
        gain on investments                          6.28          6.27                 2.56           2.57
Total from investment operations                     6.49          6.34                 2.84           2.75
Less dividends from:
     Net investment income                           (.20)         (.08)                (.28)          (.18)
     Capital gains distributions                     (.37)         (.37)                --               --
Change in net asset value                            5.92          5.89                 2.56           2.57

Net asset value, end of year                       $20.42        $20.40               $14.50         $14.51

Total return (b)                                    46.01%        44.77%                24.02%       23.20%

Ratios/Supplemental Data Ratios to average net assets:
     Net investment income                           1.35%          .48%                 2.48%        1.73%
     Expenses, after expense reductions              1.61%          2.49%                1.55%        2.30%
     Expenses, before expense reductions             1.61%          2.73%                2.16%        6.51%

Portfolio turnover rate                             78.83%         78.83%               59.62%       59.62%

Average Commission Rate Per Share                   $.042          $.042                 $.062        $.062

Net assets
     at end of year (000)                          $66,893           $9,999              $15,438     $1,267


(a) Fund commenced operations on October 1, 1995.
(b)  Sales loads are not reflected in computing total return.


s c h e d u l e  o f   i n v e s t m e n t s

Thornburg Value Fund

September 30, 1997 CUSIPS:  Class A - 885-215-731,  Class C - 885-215-715 NASDAQ
Symbols: Class A - TVAFX, Class C - TVCFX (Proposed)

STOCKS - 92.46%

AIRLINES (2.92%)
American Airlines+                                 20,000             $2,213,750

BIO-TECHNOLOGY (2.16%)
Genzyme Corporation+                               55,000              1,636,250

CHEMICALS (2.57%)
DSM N.V.                                           20,000              1,953,474

PHARMACEUTICALS (3.39%)
Schering Plough Corporation                        50,000              2,575,000

ENERGY (8.24%)
Abraxas Petroleum Corporation+                     56,000                812,000
Atlantic Richfield Company                         20,000              1,708,750
Gulf Canada Resources, Ltd.+                      125,000              1,140,625
Occidental Petroleum Corporation                  100,000              2,593,750

FINANCIAL INSTITUTIONS (4.45%)
Ocean Financial Corporation                        30,000              1,065,000
Verwaltungs und Privat-Bank AG                      1,300              2,315,044

HOUSING (1.84%)
Toll Brothers, Inc.+                               60,000              1,395,000

INVESTMENT MANAGEMENT & SERVICES (14.87%)
Alliance Capital Management L.P.                   60,000              2,250,000
Everen Capital Corporation                         10,000                406,250
Lehman Brothers Holdings, Inc.                     50,000              2,681,250
Liechtenstein Global Trust AG                       2,000              1,086,359
Oppenheimer Capital, L.P.                          50,000              2,706,250
Raymond James Financial, Inc.                      60,000              2,160,000

MAINTENANCE PRODUCTS (1.92%)
RPM, Inc.Ohio                                      71,000              1,455,500

MANUFACTURING EQUIPTMENT (5.27%)
General Scanning+                                 115,000              4,003,437

REAL ESTATE INVESTMENT TRUSTS (6.03%)
JDN Realty Corporation                             86,600              2,890,275
Sun Communities Inc.                               47,000              1,686,125

RETAIL (5.82%)
Office Max, Inc.+                                 140,000              2,126,250
Wal-Mart Stores, Inc.                              62,500              2,289,063
SERVICES (3.82%)
Host Marriott Services Corporation+              195,000               2,900,625

TECHNOLOGY (10.72%)
Checkpoint Systems, Inc.+                        160,000               2,340,000
Compaq Computer Corporation                       27,500               2,055,625
EMC Corporation+                                  20,000               1,167,500
Premenos Technology Corporation+                  75,000               1,078,125
The Learning Company+                            100,000               1,493,750

TELECOMMUNICATION SERVICES (10.15%)
American Telegraph & Telephone Corporation        50,000               2,215,625
Telecom Corporation of New Zealand ADR            50,000               2,025,000
U.S. West, Inc.                                   90,000               3,465,000

TRUCKING (4.72%)
Yellow  Corporation+                              110,000              3,581,875

CLOSED END FUNDS (3.57%)
Germany Fund, Inc                                 115,200              1,771,200
New Germany Fund, Inc                              60,000                941,250

TOTAL COMMON STOCKS (Cost $55,697,547)                               $70,184,977

COMMERCIAL PAPER - 7.54%
Bell South, 5.60% due 10/7/97                    500,000                 499,533
Merrill Lynch, 5.62% due 10/2/97               3,000,000               2,999,532
Merrill Lynch, 5.60% due 10/2/97                 325,000                 324,950
Pepsi Cola Inc., 5.65% due 10/6/97             1,900,000               1,898,509

TOTAL COMMERCIAL PAPER (Cost $5,722,524)                               5,722,524

TOTAL INVESTMENTS (Cost $61,420,071)                                 $75,907,501

 +Non-Income Producing.
   See notes to financial statements

               i n d e p e n d e n t a u d i t o r ' s r e p o r t To the Board of Trustees and Shareholders
Thornburg Value Fund
Santa Fe, New Mexico


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Thornburg Value Fund, series of Thornburg Investment Trust as of September 30, 1997; the related statement of operations, the statement of changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of Thornburg Value Fund as of September 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.




New York, New York
October 24, 1997